Exhibit 32.1

Certification Pursuant to

18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Asia Interactive Media Inc. (the “Company”)
on Form 10-QSB for the period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ken Ng, Chief Executive
Officer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section
1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Ken Ng Ken Ng Chief Executive Office, Chief Financial Officer November 14, 2007